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                                    Exhibit 10.64





                         AMENDMENT NO. 3 TO CREDIT AGREEMENT

          This Amendment No. Three to Credit Agreement (the "Amendment") dated as of OCTOBER 31, 1996, is among Bank of America National Trust and Savings Association, as agent for itself and Westdeutsche Landesbank Girozentrale, New York and Cayman Islands Branches (collectively the "Banks" and each individually a "Bank") and Trimark Pictures, Inc. and Trimark Television, Inc. (collectively the "Companies" and each individually a "Company").

                                       RECITALS


          A. The Banks and the Companies entered into a certain Credit Agreement dated as of November 24, 1993, as modified by amendments dated as of May 12, 1995, and September 27, 1995 (as amended, the "Agreement").

          B. The Banks and the Companies desire to further amend the Agreement.

                                      AGREEMENT

          1.   DEFINITIONS.   Capitalized terms used but not defined in this
Amendment shall have the meaning given to them in the Agreement.

          2.   AMENDMENT.     The Agreement is hereby amended as follows:

               2.1. In the definition of "REVOLVING LOAN MATURITY DATE" in Paragraph 1.1, the date "November 1, 1996" is amended to read "January 2, 1997".

               2.2. The following defined terms in Paragraph 1.1 are deleted in their entirety without substitution: "APPLICABLE TERM MARGIN", "BASE RATE TERM LOAN", "OFFSHORE RATE TERM LOAN", "TERM COMMITMENT", "TERM LOAN", "TERM LOAN MATURITY DATE". Such terms shall also be deleted from all other provisions of the Agreement in which they appear.

               2.3. Paragraph 2.1 (a) is amended in its entirety to read as follows:



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                    " (a) INTENTIONALLY DELETED ".

               2.4 Paragraph 2.7 (a) is amended in its entirety to read as follows:

                    " (a) INTENTIONALLY DELETED".

          3.   REPRESENTATION AND WARRANTIES.     When the Companies sign this
Amendment, the Companies represent and warrant to the Bank that: (a) there is no event which is, or with notice or lapse of time would be, an Event of Default under the Agreement, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Companies' respective powers, has been duly authorized, and does not conflict with any of the Companies' respective organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which either of the Companies is bound.

          4.   EFFECTIVENESS OF AMENDMENT.   This Amendment will be effective
when the Agent receives five (5) executed original counterpart signatures to this Amendment from each party hereto.

          5.   EFFECT OF AMENDMENT.     Except as provided in this Amendment,
all of the terms and conditions of the Agreement shall remain in full force and effect.

          6.   CALIFORNIA LAW.     This Amendment is governed by California Law.

               This Amendment is executed as of the date stated at the beginning of this Amendment.

TRIMARK PICTURES, INC.                  BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as
                                        Agent

By:                                     By:
    ---------------------------             -------------------------------

Title:                                  Title:
       ------------------------                 ---------------------------


By:
    ---------------------------



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Title:
       ------------------------


TRIMARK TELEVISION, INC.                BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION

By:                                     By:
    ---------------------------             -------------------------------

Title:                                  Title:
       ------------------------                 ---------------------------


By:
    ---------------------------

Title:
       ------------------------

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK AND
                                        CAYMAN ISLANDS BRANCHES

                                        By:
                                            -------------------------------

                                        Title:
                                                ---------------------------

                                        By:
                                            -------------------------------

                                        Title:
                                                ---------------------------



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